UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OneBeacon Insurance Group, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Annual Member Meeting to Be Held on May 24, 2017.

Meeting Information
ONEBEACON INSURANCE GROUP, LTD.	Meeting Type: For holders as of:	Annual Meeting March 29, 2017
	Date: May 24, 2017	Time: 12:00 noon Atlantic Time (11:00 a.m. ET)

	Location:	Tucker’s Point Hotel 60 Tucker’s Point Drive Hamilton Parish, Bermuda

ONEBEACON INSURANCE GROUP, LTD. ATTN: SARAH A. KOLAR 605 HIGHWAY 169 NORTH SUITE 800 PLYMOUTH, MN 55441

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE & PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K FOR 2016

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01)	David T. Foy
02)	Ira H. Malis
03)	Patrick A. Thiele

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, 8, and 9, and EVERY 1 YEAR on proposal 7.

2.	To elect G. Manning Rountree to Class III of the Board of Directors of the Company.

3.	To authorize the election of directors of Split Rock Insurance, Ltd.

4.	To authorize the election of directors of Grand Marais Capital Limited.

5.	To authorize the election of directors for any new designated subsidiary of the Company.

6.	To approve the advisory resolution on executive compensation.

7.	To approve the advisory resolution on frequency of the advisory vote on executive compensation.

8.	To approve the OneBeacon 2017 Long Term Incentive Plan.

9.	To approve the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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